                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): December 29, 1998



             JOHN HANCOCK REALTY INCOME FUND-III LIMITED PARTNERSHIP
             -------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



 Massachusetts                     0-18563                       04-2921566
 -------------                     -------                       ----------
   (STATE OF                     (COMMISSION                    (IRS EMPLOYER
 ORGANIZATION)                    FILE NO.)                  IDENTIFICATION NO.)



         200 Clarendon Street
           Boston, MA  02116                                (800) 722-5457
           ----------  -----                                --------------
    (ADDRESS OF PRINCIPAL EXECUTIVE                     (REGISTRANT'S TELEPHONE
     OFFICES, INCLUDING ZIP CODE)                       NUMBER, INCLUDING AREA
                                                                  CODE)


                                 Not Applicable
                                 --------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

               JOHN HANCOCK REALTY INCOME FUND LIMITED PARTNERSHIP
                      (A Massachusetts Limited Partnership)


ITEM 2 - ACQUISITION OR DISPOSITION OF ASSETS

DISPOSITION OF THE STONE CONTAINER BUILDING

During June 1998, the General Partner listed the Stone Container Building for sale because of the long-term lease with the sole tenant at the property and the existing favorable conditions in the Cincinnati real estate market. Pursuant to a Purchase and Sale Agreement dated October 22, 1998, John Hancock Realty Income Fund-III Limited Partnership (the "Partnership") sold the Stone Container Building on December 29, 1998 for a net sales price of approximately $2,646,000 to a non-affiliated buyer after deductions for commissions and selling expenses incurred in connection with the sale of the property. The sale of the property resulted in a non-recurring gain of approximately $783,000, which represents the difference between the net sales price and the property's carrying value of approximately $1,863,000.

Based upon the General Partner's analysis of comparable sales transactions and its review of the offers received during the property's marketing period, the General Partner accepted the offer from TJ Squared. LLC (the "Buyer") as the most favorable. There is no relationship between the Buyer and the Partnership or any associate, director or officer of the General Partner.

The sale was made pursuant to a Purchase and Sale Agreement dated October 22, 1998, which is included as Exhibit 1 of this report.

ITEM 7 - FINANCIAL STATEMENTS

(A)      Financial Statements

           Pro Forma Balance Sheet at September 30, 1998......................3

           Pro Forma Statement of Operations for the Nine Months
                Ended September 30, 1998......................................4

           Pro Forma Statement of Operations for the Year Ended
                December 31, 1997.............................................5

           Notes to Pro Forma Financial Statements............................6

(B)      Exhibits

           1.   Purchase and Sale Agreement (excluding exhibits) between
                John Hancock Realty Income Fund Limited Partnership and
                TJ Squared, LLC dated October 22, 1998........................9

               JOHN HANCOCK REALTY INCOME FUND LIMITED PARTNERSHIP
                      (A Massachusetts Limited Partnership)


On December 29, 1998, the Partnership sold the Stone Container Building property (the "Property") to the Buyer for a net sales price of approximately $2,646,000. The Pro Forma Balance Sheet reflects the financial position of the Partnership as if the Property had been sold on September 30, 1998. The Pro Forma Statement of Operations for the nine months ended September 30, 1998 reflects the continued operations of the Partnership as if the Property had been sold on December 31, 1997. In addition, the Pro Forma Statement of Operations for the year ended December 31, 1997 reflects the continued operations of the Partnership as if the Property had been sold on December 31, 1996.

               JOHN HANCOCK REALTY INCOME FUND LIMITED PARTNERSHIP
                      (A Massachusetts Limited Partnership)


                                       PRO FORMA BALANCE SHEET
                                         September 30, 1998
                                             (Unaudited)

                                                                             Pro Forma
                                                        Historical        Adjustment for
                                                          Summary            the Stone          Pro Forma
                                                       September 30,        Container         September 30,
                                                           1998              Building             1998
                                                       -------------      --------------      -------------
Cash and cash equivalents                             $  3,182,199        $  2,646,000        $  5,828,199
Restricted cash                                            131,639                  --             131,639
Other assets                                               268,971                  --             268,971

Property held for sale                                   3,293,636          (1,862,941)          1,430,695

Investment in Joint Venture                              7,206,936                  --           7,206,936

Investment in property:
     Land                                                7,667,535                  --           7,667,535
     Buildings and improvements                         21,960,686                  --          21,960,686
                                                      ------------        ------------        ------------
                                                        29,628,221                  --          29,628,221
     Less: accumulated depreciation                     (5,379,751)                 --          (5,379,751)
                                                      ------------        ------------        ------------
                                                        24,248,470                  --          24,248,470
Deferred expenses, net of accumulated
     amortization of $1,623,405                            942,088                  --             942,088
                                                      ------------        ------------        ------------

         Total assets                                 $ 39,273,939        $    783,059        $ 40,056,998
                                                      ============        ============        ============

Liabilities:
     Accounts payable and accrued expenses            $    481,085        $         --        $    481,085
     Accounts payable to affiliates                        200,102                  --             200,102
                                                      ------------        ------------        ------------
         Total liabilities                                 681,187                  --             681,187

Partners' equity/(deficit):
    General Partner                                        (45,422)              7,831             (37,591)
    Limited Partners                                    38,638,174             775,228          39,413,402
                                                      ------------        ------------        ------------
         Total partners' equity                         38,592,752             783,059          39,375,811
                                                      ------------        ------------        ------------

         Total liabilities and partners' equity       $ 39,273,939        $   (783,059)       $ 40,056,998
                                                      ============        ============        ============


                   See Notes to Pro Forma Financial Statements

               JOHN HANCOCK REALTY INCOME FUND LIMITED PARTNERSHIP
                      (A Massachusetts Limited Partnership)


                             PRO FORMA STATEMENT OF OPERATIONS
                       FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1998
                                        (Unaudited)

                                               Historical
                                                 Summary          Pro Forma         Pro Forma
                                              For the Nine     Adjustment for     For the Nine
                                              Months Ended        the Stone       Months Ended
                                             September 30,        Container       September 30,
                                                  1998            Building            1998
                                             -------------     --------------     -------------
Income:
     Rental income                           $ 2,940,826        $  (188,415)       $2,752,411
     Income from Joint Venture                   579,420                 --           579,420
     Interest income                             108,178                 --           108,178
                                             -----------        -----------        ----------

         Total income                          3,628,424           (188,415)        3,440,009

Expenses:
     Depreciation                                597,838            (26,813)          571,025
     General and administrative                  342,473                 --           342,473
     Property operating expenses                 187,537                 --           187,537
     Amortization of deferred expenses           276,429             (4,057)          272,372
                                             -----------        -----------        ----------

         Total expenses                        1,404,277            (30,870)        1,373,407
                                             -----------        -----------        ----------

         Net income                          $ 2,224,147        $  (157,545)       $2,066,602
                                             ===========        ===========        ==========

Allocation of net income:
     General Partner                         $   151,177        $    (1,575)       $  149,602
     John Hancock Limited Partner                226,833            (17,239)          209,594
     Investors                                 1,846,137           (138,731)        1,707,406
                                             -----------        -----------        ----------
                                             $ 2,224,147        $  (157,545)       $2,066,602
                                             ===========        ===========        ==========

         Net income per Unit                 $      0.76        $     (0.06)       $     0.70
                                             ===========        ===========        ==========


                   See Notes to Pro Forma Financial Statements

               JOHN HANCOCK REALTY INCOME FUND LIMITED PARTNERSHIP
                      (A Massachusetts Limited Partnership)


                             PRO FORMA STATEMENT OF OPERATIONS
                           FOR THE YEAR ENDED DECEMBER 31, 1997

                                              Historical         Pro Forma
                                                Summary        Adjustment for        Pro Forma
                                          For the Year Ended      the Stone     For the Year Ended
                                             December 31,         Container        December 31,
                                                 1997             Building             1997
                                          ------------------   --------------   ------------------
                                              (Audited)         (Unaudited)        (Unaudited)
Income:
     Rental income                           $ 3,600,452        $  (239,065)       $3,361,387
     Income from Joint Venture                   704,292                 --           704,292
     Interest income                             142,959                 --           142,959
                                             -----------        -----------        ----------

         Total income                          4,447,703           (239,065)        4,208,638

Expenses:
     Depreciation                                829,665            (53,627)          776,038
     General and administrative                  356,011                 --           356,011
     Property operating expenses                 314,874                 --           314,874
     Amortization of deferred expenses           367,546             (8,113)          359,433
                                             -----------        -----------        ----------

         Total expenses                        1,868,096            (61,740)        1,806,356
                                             -----------        -----------        ----------

         Net income                          $ 2,579,607        $   177,325        $2,402,282
                                             ===========        ===========        ==========
Allocation of net income:
     General Partner                         $   183,175        $    (1,773)       $  181,402
     John Hancock Limited Partner                276,868            (20,487)          256,381
     Investors                                 2,119,564           (155,065)        1,964,499
                                             -----------        -----------        ----------
                                             $ 2,579,607        $  (177,325)       $2,402,282
                                             ===========        ===========        ==========

         Net income per Unit                 $      0.88        $     (0.06)       $    (4.83)
                                             ===========        ===========        ==========




                   See Notes to Pro Forma Financial Statements

              JOHN HANCOCK REALTY INCOME FUND LIMITED PARTNERSHIP
                     (A Massachusetts Limited Partnership)

                    Notes to Pro Forma Financial Statements
                                  (Unaudited)


NOTE 1 - STONE CONTAINER BUILDING

On December 29, 1998, the Partnership sold the Stone Container Building property (the "Property") to the Buyer for a net sales price of approximately $2,646,000, after deductions for commissions and selling expenses incurred in connection with the sale of the property. The sale of the property resulted in a non-recurring gain of approximately $783,000 which represents the difference between the net sales price and the property's carrying value of approximately $1,863,000.

The historical financial statements are adjusted to show the effects of the sale of the Property on the Partnership's operations, assets and liabilities. The Pro Forma Balance Sheet at September 30, 1998 reflects the financial position of the Partnership as if the Property had been sold on September 30, 1998. The Pro Forma Statement of Operations for the nine months ended September 30, 1998 reflects the continued operations of the Partnership as if the Property had been sold on December 31, 1997. In addition, the Pro Forma Statement of Operations for the year ended December 31, 1997 reflects the continued operations of the Partnership as if the Property had been sold on December 31, 1996.

NOTE 2 - DISTRIBUTIONS AND ALLOCATIONS

Distributable Cash from Operations (defined in the Partnership Agreement) is distributed 5% to the General Partner and the remaining 95% in the following order of priority: first, to the Investors until they receive a 7% non-cumulative, non-compounded annual cash return on their Invested Capital (defined in the Partnership Agreement); second, to the John Hancock Limited Partner until it receives a 7% non-cumulative, non-compounded annual cash return on its Invested Capital; and third, to the Investors and the John Hancock Limited Partner in proportion to their respective Capital Contributions (defined in the Partnership Agreement). However, any Distributable Cash from Operations which is available as a result of a reduction in working capital reserves funded by Capital Contributions of the Investors will be distributed 100% to the Investors.

Cash from Sales or Refinancings, as defined in the Partnership Agreement, is first used to pay all debts and liabilities of the Partnership then due and is then used to fund any reserves for contingent liabilities. Cash from Sales or Refinancings is then distributed as follows: first, to the Limited Partners until they receive an amount equal to their Invested Capital with the distribution being made between the Investors and the John Hancock Limited Partner in proportion to their respective Capital Contributions; second, to the Investors until they have received, after giving effect all previous distributions of Distributable Cash from Operations and any previous distributions of Cash from Sales or Financings after the return of their Invested Capital, their Cumulative Return on Investment, as defined in the Partnership Agreement; third, to the John Hancock Limited Partner until it has received, after giving effect all previous distributions of Distributable Cash from Operations and any previous distributions of Cash from Sales or Financings after the return of their Invested Capital, their Cumulative Return on Investment, its Cumulative Return on Investment; fourth, to the General Partner to pay any Subordinated Disposition Fees, as defined in the Partnership Agreement; and fifth, 99% to the Limited Partners and 1% to the General Partner, with the distribution being made between the Investors and the John Hancock Limited Partner in proportion to their respective Capital Contributions.

Cash from the Sale of the last of the Partnership's properties is distributed in the same manner as Cash from Sales or Refinancings, except that before any other distribution is made to the Partners, each Partner shall first receive from such cash, an amount equal to the then positive balance, if any, in such Partner's Capital Account after crediting or charging to such account the profits or losses for tax purposes from such sale. To the extent, if any, that a Partner is entitled to receive a distribution of cash based upon a positive balance in its capital account prior to such distribution, such distribution will be credited against the amount of such cash the Partner would have been entitled to receive based upon the manner of distribution of Cash from Sales or Refinancings, as specified in the previous paragraph.

               JOHN HANCOCK REALTY INCOME FUND LIMITED PARTNERSHIP
                      (A Massachusetts Limited Partnership)

               Notes to Pro Forma Financial Statements (continued)
                                   (Unaudited)

NOTE 2 - DISTRIBUTIONS AND ALLOCATIONS (CONTINUED)

Profits for tax purposes from the normal operations of the Partnership for each fiscal year are allocated to the Partners in the same amounts as Distributable Cash from Operations for that year. If such profits are less than Distributable Cash from Operations for any year, they are allocated in proportion to the amounts of Distributable Cash from Operations for that year. If such profits are greater than Distributable Cash from Operations for any year, they are allocated 5% to the General Partner and 95% to the John Hancock Limited Partner and the Investors, with the allocation made between the John Hancock Limited Partner and the Investors in proportion to their respective Capital Contributions. Losses for tax purposes from the normal operations of the Partnership are allocated 1% to the General Partner and 99% to the John Hancock Limited Partner and the Investors, with the allocation made between the John Hancock Limited Partner and the Investors in proportion to their respective Capital Contributions. However, all tax aspects of the Partnership's payment of the sales commissions from the Capital Contributions made by the John Hancock Limited Partner are allocated 1% to the General Partner and 99% to the John Hancock Limited Partner, and not to the Investors. Depreciation deductions are allocated 1% to the General Partner and 99% to the Investors, and not to the John Hancock Limited Partner.

Profits and Losses from Sales or Refinancings are generally allocated 99% to the Limited Partners and 1% to the General Partners. In connection with the sale of the last of the Partnership's properties, and therefore the dissolution of the Partnership, profits will be allocated to any Partners having a deficit balance in their Capital Account in an amount equal to the deficit balance. Any remaining profits will be allocated in the same order as cash from the sale would be distributed.

               JOHN HANCOCK REALTY INCOME FUND LIMITED PARTNERSHIP
                      (A Massachusetts Limited Partnership)


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report on Frm 8-K to be signed on its behalf by the undersigned, hereunto duly authorized, on the 15th day of January, 1997.


                                     John Hancock Realty Income Fund-III Limited
                                     Partnership

                                     By: John Hancock Realty Equities, Inc.,
                                         General Partner



                                        By: __________________________________
                                            William M. Fitzgerald, President



                                        By: __________________________________
                                            Richard E. Frank, Treasurer
                                            (Chief Accounting Officer)